UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Institutional Large-Cap Core Growth Fund	June 30, 2009

Highlights

• Large-cap growth stocks produced solid gains in the first six months of the year, as stocks worldwide rebounded from mid-March lows.

• The fund’s first-half results surpassed those for the S&P 500, the style-specific Russell 1000 Growth Index, and the Lipper peer group of large-cap growth funds.

• Our holdings in the information technology and financials sectors were the best contributors for the past six months, while our holdings in defensive sectors generally lagged.

• We believe that high-quality, consistent-growth companies are especially attractive and could perform well even if the economy experiences only a modest recovery.

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

Large-cap growth stocks generated solid first-half gains. After the nearly unprecedented correction in equity markets that unfolded in 2008, stocks bottomed out in the first quarter of 2009 and staged a historic rebound, recouping a portion of the decline. Concerns regarding the banking system, rising unemployment, and increasing government actions—to stabilize or regulate the auto, banking, and health care industries—contributed to global credit and equity markets volatility and the uncertainty that permeates financial markets today. However, it appears the economy and the markets are healing.

After enduring a sharp decline in the second half of 2008, your fund performed quite well in the first half of 2009, posting one of the strongest results we have experienced since the fund’s inception. Our six-month returns handily exceeded the S&P 500, the style-specific Russell 1000 Growth Index, and the Lipper peer group of large-cap growth funds.

While we are pleased to report good six-month results, stocks in general remain significantly below year-ago levels. We especially appreciate your continued confidence in our efforts to manage your investment in these turbulent times. In our view, it is important for shareholders to follow their investment plan and regimen, especially when stocks are out of favor. Historical data suggest that stocks should continue to recover. We believe that relatively low interest rates, attractive valuations, and continued earnings growth are supportive of favorable equity markets performance, particularly for large-cap growth stocks.

Market Environment

In our December 2008 letter to shareholders, we outlined many of the challenges and uncertainties that faced financial markets and investors. We acknowledged that “we simply do not know how effective the monetary and fiscal stimulus will be and how severe the unintended consequences (such as increased inflation) could be.”

However, we remained optimistic about stocks largely based upon compelling valuation, moderate interest rates, and corporate earnings, which we believed could be better for certain companies than many pessimistic estimates. Fortunately, the constructive view has been correct more often than not in the last few months. Unfortunately, the challenges and uncertainty that face investors are perhaps more vexing than anticipated and remain quite daunting.

Over the past six months, there have been substantive improvements, which can only be viewed as positive for stocks. For example, we have started to see selected banks repay money from the federal government’s Troubled Asset Relief Program (TARP). The banking system has been recapitalized, and liquidity in the financial and credit markets has certainly improved. This has benefited investor and consumer confidence and fostered an improvement in housing turnover, retail sales, and some areas of manufacturing. Although the environment is still quite fragile, remedial fiscal and monetary actions have begun to yield results and, in our view, the economy and financial markets are healing.

However, the rising unemployment rate, to 9.5% in June, is worrisome. The significant reform plans that Congress and President Obama are pursuing—in health care and certain other areas, on top of the huge stimulus spending already undertaken—are contributing to large current and projected budget deficits. The resultant weakness in the U.S. dollar has begun to stoke inflation fears and has probably contributed to the rise in oil and other commodity prices. Additionally, interest rates have climbed moderately, which will make servicing public and private sector debt more expensive and could impair an economic recovery. Government authorities are in a difficult situation: They will need to continue to spend (as wisely and carefully as possible) in certain areas while avoiding large tax increases that could cripple growth.

Each unsettled investing environment is different, presenting hurdles and also tremendous opportunities. Nevertheless, we believe that corporate earnings, inflation and interest rates, and valuation will continue to be the primary drivers of stock performance. In our assessment, corporate earnings should continue to be solid at selected companies. Inflation and interest rates could remain relatively low if government authorities show appropriate restraint in overall spending measures. Finally, valuation is often underestimated as a determinant of future stock performance. Given the sharp recovery in many stocks, valuations are not nearly as compelling as they were in early March. However, there are many companies that are attractively valued given their growth prospects.

Portfolio Review

The portfolio’s performance over the past six months benefited from a sharp recovery in our holdings in information technology, financials, consumer discretionary, and energy—sectors that struggled in 2008 and early 2009. As investors became more comfortable that the global economy would not implode, they sought out companies that would benefit from stabilization and ultimately improving economic activity.

Technology stocks were the portfolio’s best first-half performers. Apple, our largest holding at the end of the reporting period, was also the largest contributor. The company’s iPhones and iMac personal computers continued to generate good sales despite the challenging economic environment. Apple also released several new products, including lower-priced iPods and iPhones with enhanced features such as a video recorder. Steve Jobs, the chairman and CEO, appears to be healthy, and in our view, the company’s deep management team has performed quite well. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Google, our third-largest holding and third-best performer in the first half, staged a strong recovery from the stock market lows earlier in the year. Despite several challenges, including regulatory scrutiny, a difficult advertising environment, and increased competitive pressure, Google continued to execute its business plan well. In our view, the stock had a compelling valuation at the market lows, and if our earnings projections come to fruition, we think it is still reasonably valued, even after its 37% first-half gain. Tencent, a leading instant messaging services and online gaming provider to hundreds of millions of Chinese consumers, was another top first-half contributor. The company continues to generate robust sales, earnings growth, and stock performance.

Three of our 10 largest performance contributors in the first half came from the communications equipment industry. The growth in Internet traffic and video, voice, and data transmissions on other telecommunication devices is contributing to demand for sophisticated equipment. Research In Motion (the maker of the BlackBerry) continued to benefit from surging sales of smartphones and handheld interactive communication devices. San Diego-based Qualcomm, the dominant provider of chipsets and technology used in a variety of smartphones and other communication devices, reported a strong improvement in cash flow, although operating income was hurt by a settlement and patent agreement with Broadcom. Juniper Networks is a leading high-performance networking equipment manufacturer. The company’s earnings, free cash flow, and stock performance have been very favorable.

Patience with our large position in Microsoft also began to pay off in a major way. The company has improved its expense management and is benefiting from the launch of several major products, including Windows 7, Bing for Internet search (which is being well received), and a novel new technology dubbed Natal for the Xbox game platform. Other software holdings such as McAfee also performed quite well. The company continues to take market share in the rapidly growing market for security software.

Financial stocks continued to be quite volatile. Assessing the fundamentals in the group is challenging, but it was the second-best-performing sector in the first half. Goldman Sachs staged a steady but powerful recovery, nearly tripling off its lows. The company’s management, culture, capital position, and earnings power continue to compare favorably with many of its peers. Morgan Stanley also produced solid gains. Our investments in other financials that have less credit exposure also contributed to performance. State Street recently raised capital but also came through the government stress tests with perhaps the best profile in terms of capital adequacy relative to risk. The stock staged a major recovery but still looks quite attractive in our view. IntercontinentalExchange and CME Group (Chicago Mercantile Exchange) dominate the exchange trading of derivative contracts used in interest rate risk management, agriculture, and energy. These companies generate strong return on invested capital and have maintained their earnings and free cash flow growth throughout the turbulent market environment. JPMorgan Chase also performed well, and its financial strength was instrumental in helping stabilize financial markets—a role the company also played in the 1929 stock market crash.

Selected consumer discretionary stocks were major winners. Amazon.com was the second-largest contributor to first-half performance. The Internet retailing giant continues to take market share thanks in part to its free shipping program for frequent customers, large third-party sales effort, and excellent customer service. Amazon’s electronic book reader, dubbed Kindle, and online book offerings are selling briskly and creating an entirely new growth platform. Priceline.com and Expedia, the leading online travel companies, continue to prosper despite a decline in overall consumer travel. Their low-cost models (particularly Priceline.com’s low-bid model) resonate with consumers seeking to stretch their travel dollars. More traditional retailers such as Kohl’s and Bed Bath & Beyond as well as drug store giant CVS Caremark also prospered. Each company demonstrated tight inventory control, effective expense management, and robust free cash flow generation in the downturn. We also think investors will become more positive on its pharmaceutical benefit management acquisition (Caremark), which has been assimilated into CVS.

Health care stocks have been controversial. Investors have been more enamored of companies that benefit from an improving economy, and the uncertainty relating to health care reform has also weighed on the sector. However, biotech giant Genentech generated strong results through the downturn, culminating in a lucrative buyout by Roche, the Swiss pharmaceutical company. Express Scripts and Medco Health Solutions are dominant pharmaceutical benefits managers that continue to thrive. Generic drug substitution and the increased use of mail order for drug purchasing support strong growth. Express Scripts recently purchased the drug benefit manager from WellPoint (a leading HMO), and we think the transaction should be quite accretive to earnings over time. St. Jude Medical has demonstrated one of the strongest growth records in the medical device area. Recent results evidence the company’s market share gains in implantable cardiac defibrillators, solutions for atrial fibrillation, and devices addressing neurological problems. Allergan, a leading provider of ophthalmology and appearance-enhancing cosmetic products such as Botox, has less reimbursement risk than many health care companies and also performed well.

Other noteworthy winners came from various industries. We had several standouts in the media segment, which has been a very challenging area, and energy, which yielded several major disappointments last year. McGraw-Hill, which operates in education solutions, financial services, and other media businesses, has navigated this downturn well. The company appears to be positioned for improving growth as debt issuance and education and media spending recover. Another strong performer was Discovery Communications, the operator of several leading cable properties including The Discovery Channel, The Learning Channel, and Animal Planet. It is less dependent on advertising than many media companies. Oil services giant Schlumberger has responded to the sharp correction in oil prices by effectively managing expenses and focusing investments in foreign deepwater projects. The stock staged a strong first-half recovery. Petroleo Brasileiro (Petrobras) also posted solid gains. The Brazilian oil giant continued to benefit from rapid reserve growth resulting from major offshore oil discoveries such as its mammoth Tupi field.

Despite the portfolio’s strong first-half results, we held several stocks that performed poorly. Nintendo was our largest detractor. Despite its extraordinary financial strength and solid growth generated by the Wii platform, investors questioned whether the company could continue to grow, especially given a slowdown in its important Japanese domestic market. We share some of those concerns. Several competing products such as the Xbox platform from Microsoft appear to be taking share. Consequently, we sold a significant amount of our holding with some sales occurring at noticeably higher prices.

Although the health care sector produced good overall results, several of our holdings in the biotech segment, which tumbled in the first quarter, were among our largest detractors. Gilead Sciences was a poor performer. Results were hurt by several product disappointments and by the general rotation out of health care stocks. We have trimmed small amounts of this large holding from time to time, but it has been a strong performer for us over time, and we continue to be quite constructive on its growth prospects. Celgene, a multinational drug manufacturer, was hurt in the biotech sell-off and due to slower sales of some of its expensive cancer products, particularly in Europe where government reimbursement became somewhat more challenging. Although we reduced the position, we have become more constructive recently, given the potential for new product indications and an improving economic backdrop. Our modest position in Amgen was also disappointing. We await an FDA decision, which should be forthcoming in August, on its potential blockbuster drug, Denosumab, a treatment for osteoporosis and also certain cancers.

Strategy

Additions to existing holdings, including Lockheed Martin, Wells Fargo, State Street, JPMorgan Chase, Goldman Sachs, and American Express, were significant enough to be included in the 10 largest purchases for the past six months. We also initiated several new positions. We have been underweight in the energy sector and had significantly reduced our financials exposure in 2007. We used the weakness in late 2008 and early 2009 to increase our exposure in both sectors. We added a position in Petrobras, mentioned earlier. Its reserve growth is among the strongest of the major global oil producers, and it has a solid record of successful exploration and operation in Brazil, as well as global markets. We also established a significant position in Suncor Energy, a major Canadian producer of crude oil from oil sands. The company recently announced a merger with Petro-Canada. The combined entity should have outstanding production growth as well as long-lived oil and gas reserves.

We established a position in blue chip engineering and construction company Fluor, and it has performed well since the purchase. Its strong balance sheet, well-diversified backlog of business, and new contract awards have been appreciated by investors. The company just won several major contracts and could benefit from the infrastructure spending being undertaken as part of the stimulus packages being implemented by various governments. We also established a moderately sized position in Bank of America after we became more confident that its fundamental performance was improving and that it would not require additional government assistance or capital that could dilute our stake. While it was added much later than purchases made in some other financial stocks noted previously (which have been long-term holdings and are viewed as higher quality), Bank of America has a very attractive valuation, and we agree with our analyst’s assessment that it could once again be viewed as a blue chip company over time.

Our largest first-half sale was Genentech, which we eliminated after the final purchase price increase was announced by Roche. We also trimmed our positions in ExxonMobil, Hewlett-Packard, and Medtronic. Hewlett-Packard and Medtronic both reported somewhat disappointing quarterly results. Additionally, we found other companies with better growth prospects or more appreciation potential. Our analysts believe that ExxonMobil and Medtronic still have solid prospects and may merit accumulation over time.

We also trimmed our position in Monsanto. It was a difficult decision as the company has been one of our best-performing holdings over several years. However, a major shortfall in its Roundup herbicide business resulted in a significant earnings revision. Our analyst anticipated that this could happen to a degree, and we sold a significant amount of stock before the earnings surprise. The genomic seeds portion of the business continues to show strong growth, and we concur with our analyst’s view that a moderate position is still warranted.

Outlook

The unprecedented crisis in credit and financial markets has necessitated substantial ongoing intervention by central banks and governments. The monetary and fiscal stimulus will certainly play a key role in improving financial markets and underlying economies. However, the pace and effectiveness of the improvement and the extent of unintended consequences, such as inflation, are hard to discern. As we noted in our last letter (and as investors are coming to appreciate), economic healing will take time to play out. Stimulus programs can be helpful, but private enterprise and time will ultimately be required to bring about lasting prosperity.

Despite the frailty of the economic recovery and the many uncertainties facing investors, we continue to be optimistic on stocks. Our primary reservations are that stocks have already experienced a strong recovery, and government spending and regulation may not be pursued in a way that is balanced and ultimately helpful. However, even after the strong rally, large-cap growth stocks appear to be reasonably valued. We accept that some government actions will not achieve their objectives—public and private sector solutions are not perfect. We also believe that there will be more spending restraint, and there is an appreciation that overregulation can be quite harmful. Certain holdings will undoubtedly benefit from the stimulus plan and other government initiatives.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed quite well following a one-year debacle such as the one we have just experienced, and also especially well following a lackluster 10-year period of stock performance. Essentially, we have experienced two very major bear markets in the past 10 years.

2. Stock valuations are quite attractive, especially in relation to the extremely low level of interest rates. Although interest rates have risen moderately, they remain historically low. The spread between the earnings yield on stocks and the 10-year Treasury rate is attractive in any historical context.

3. We believe that the high-quality, consistent-growth companies that we seek to purchase are especially attractive and could conceivably perform well even if the economy experiences only a modest recovery.

4. Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to manage through challenges and also be opportunistic in investing in products or acquiring other businesses as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented managements can use this cash to pay dividends (which receive more favorable tax treatment than they did a few years ago), repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

July 12, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Core Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2009 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/09	Value 12/31/08
T. Rowe Price Reserve Investment Fund, 0.41%	¤	¤	$ 2	$ 1,063	$ 296
Totals			$ 2	$ 1,063	$ 296

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,063
Dividend income	2
Interest income	–
Investment income	$ 2
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2009 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $102,094)	$	98,754
Receivable for shares sold		760
Receivable for investment securities sold		163
Dividends and interest receivable		58
Cash		17
Other assets		19
Total assets		99,771
Liabilities		
Payable for investment securities purchased		722
Investment management fees payable		39
Due to affiliates		8
Other liabilities		4
Total liabilities		773
NET ASSETS	**$**	**98,998**
Net Assets Consist of:		
Undistributed net investment income	$	153
Accumulated undistributed net realized loss		(45,076)
Net unrealized loss		(3,340)
Paid-in capital applicable to 10,274,934 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		147,261
NET ASSETS	**$**	**98,998**
NET ASSET VALUE PER SHARE	**$**	**9.63**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/09
Investment Income (Loss)	
Dividend income	$ 435
Expenses	
Investment management	238
Prospectus and shareholder reports	17
Custody and accounting	73
Registration	17
Legal and audit	12
Directors	3
Miscellaneous	7
Reductions of fees and expenses	
Investment management fees waived	(85)
Total expenses	282
Net investment income	153
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(10,912)
Foreign currency transactions	2
Net realized loss	(10,910)
Change in net unrealized gain on securities	24,199
Net realized and unrealized gain	13,289
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 13,442**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Core Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 153	$ 435
Net realized loss	(10,910)	(33,862)
Change in net unrealized gain (loss)	24,199	(37,094)
Increase (decrease) in net assets from operations	13,442	(70,521)
Distributions to shareholders		
Net investment income	–	(528)
Capital share transactions*		
Shares sold	6,787	117,593
Distributions reinvested	–	472
Shares redeemed	(8,233)	(34,452)
Increase (decrease) in net assets from capital share transactions	(1,446)	83,613
Net Assets		
Increase during period	11,996	12,564
Beginning of period	87,002	74,438
End of period	**$ 98,998**	**$ 87,002**
Undistributed net investment income	153	–
*Share information		
Shares sold	746	8,903
Distributions reinvested	–	57
Shares redeemed	(1,003)	(3,569)
Increase (decrease) in shares outstanding	(257)	5,391

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Core Growth Fund
June 30, 2009 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2009.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $26,964,000 and $29,100,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $15,265,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $16,375,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $102,094,000. Net unrealized loss aggregated $3,340,000 at period-end, of which $5,691,000 related to appreciated investments and $9,031,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2013. Pursuant to this agreement, management fees in the amount of $85,000 were waived during the six months ended June 30, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $356,000 remain subject to repayment at June 30, 2009.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $0 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including fees waived by the Manager) and expense ratio were below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009